Exhibit 99.02

MONEYGRAM INTERNATIONAL, INC.

PERFORMANCE UNIT INCENTIVE PLAN

As adopted February 17, 2005
As amended May 10, 2005
As amended and restated May 9, 2007

Section 1. Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining designated key employees of the Corporation and its Affiliates through a system of cash rewards for the accomplishment of long-term pre-defined objectives.

Section 2. Definitions. The following definitions are applicable to the Plan:

“2004 Omnibus Plan” shall mean the MoneyGram International, Inc. 2004 Omnibus Incentive Plan, as amended from time to time.

“2005 Omnibus Plan” shall mean the MoneyGram International, Inc. 2005 Omnibus Incentive Plan, as amended from time to time.

“Affiliate” shall mean any “Parent Corporation” or “Subsidiary Corporation” of the Corporation as such terms are defined in Section 425(e) and (f), or the successor provisions, if any, respectively, of the Code.

“Award” shall mean the grant by the Committee of a Performance Unit or Units as provided in the Plan.

“Board” shall mean the Board of Directors of the Corporation.

“Change of Control” shall mean any of the following events:

(a) An acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either: (1) the then outstanding shares of Common Stock of the Corporation (the “Outstanding Corporation Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); excluding, however the following:

(A) any acquisition directly from the Corporation or any entity controlled by the Corporation other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation or any entity controlled by the Corporation,

(B) any acquisition by the Corporation, or any entity controlled by the Corporation,

(C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any entity controlled by the Corporation or

(D) any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of Section (c) below; or

(b) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section (b) that any individual, who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso), shall be considered as though such individual were a member of the Incumbent Board; but provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board, or

(c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a “Corporate Transaction”) excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction (the “Prior Stockholders”) beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding  shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Corporation or other entity resulting from such Corporate Transaction (including, without limitation, a corporation or other entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (other than the Corporation or any entity controlled by the Corporation, any employee benefit plan (or related trust) of the Corporation or any entity controlled by the Corporation or such corporation or other entity resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of Common Stock of the Corporation or other entity resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of the Corporation or such other entity entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; and further excluding any disposition of all or substantially all of the assets of the Corporation pursuant to a spin-off, split-up or similar transaction (a “Spin-off”) if, immediately following the Spin-off, the Prior Stockholders beneficially own, directly or indirectly, more than 80% of the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of both entities resulting from such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, respectively; provided, that if another Corporate Transaction involving the Corporation occurs in connection with or following a Spin-off, such Corporate Transaction shall be analyzed separately for purposes of determining whether a Change of Control has occurred;

(d) The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

“Code” shall mean the Internal Revenue Code of 1986, as amended, or its successor general income tax law of the United States.

“Committee” shall mean the Human Resources Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan. Each member of the Committee shall be an “outside director” within the meaning of Section 162(m) of the Code.

“Common Stock” shall mean the common stock, par value $.01 per share, of the Corporation.

“Corporate Participant” shall mean any employee of the Corporation or any of its Affiliates, other than an employee of MIL, who is selected by the Committee to receive an Award.

“Corporation” shall mean MoneyGram International, Inc., a Delaware corporation, or any successor corporation.

“Disability” shall mean a medically determinable physical or mental impairment which: (i) renders the individual incapable of performing the essential functions of his or her job responsibilities at the Corporation or its Affiliates and incapable of holding any job at the Corporation or its Affiliates which qualifies him or her for participation in the Plan, (ii) can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, and (iii) is evidenced by a certification to this effect by a doctor of medicine approved by the Corporation.

“Earnings” shall mean income from continuing operations after tax.

“Earnings Per Share from Continuing Operations” shall have the meaning set forth in Section 6(a).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Gross Profit” shall mean net revenue, computed as total revenue less commissions expense.

“MIL” shall mean MoneyGram International Limited, a United Kingdom company, or any successor corporation.

“MIL Participant” shall mean any employee of MIL who is selected by the Committee to receive an Award.

“Money Transfer Line of Business” shall mean that portion of the Global Funds Transfer segment of the Corporation’s business that consists of person-to-person money transfer services and urgent bill payment services. To the extent that new products or services and/or enhancements are offered after the date the Plan is adopted, the Committee shall determine in its sole discretion whether such products, services or enhancements are to be included in the Money Transfer Line of Business.

“Money Transfer Operating or Pre-Tax Income” shall have the meaning set forth in Section 6(b)(i).

“Operating or Pre-Tax Income” shall mean operating income before minority interest, interest expense and taxes, after deduction of corporate overhead, or pre-tax income after minority interest, in each case adjusted to appropriately exclude the effects of gains and losses from the sale or other disposition of capital assets other than vehicles.

“Participant” shall mean any Corporate Participant or MIL Participant.

“Performance Period” shall mean the period of time selected by the Committee in connection with the grant of any Award under the Plan for the purpose of determining performance goals and measuring the degree of accomplishment.

“Performance Unit” shall mean the basis for any Award under the Plan.

“Plan” shall mean this MoneyGram International, Inc. Performance Unit Incentive Plan, as amended from time to time.

“Retirement” shall mean a Participant’s voluntary termination of employment upon attaining age 55 or older and completion of at least ten (10) years of service with the Corporation or its Affiliates.

Section 3. Administration. The Plan shall be administered by the Committee. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Performance Units to be subject to Awards generally, as well as to individual Awards granted under the Plan; (iii) select the performance goals and the Performance Period for any Awards; (iv) determine the targets that must be achieved in order for the Awards to be payable and the other terms and conditions upon which Awards shall be granted under the Plan; (v) prescribe the form and terms of instruments evidencing such Awards; and (vi) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Corporation expects to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

Section 4. Performance Goals. The Plan is intended to provide Participants with a substantial incentive to achieve or surpass one or more pre-defined long-range financial goals during the applicable Performance Period.

(a) At the effective date of the Plan, for Corporate Participants two pre-defined long-range financial goals have been selected because they are key factors in increasing stockholder value. The first goal for Corporate Participants emphasizes growth in Earnings Per Share from Continuing Operations for the Corporation as a whole for the Performance Period. The second goal for Corporate Participants emphasizes growth in Operating or Pre-Tax Income for the Corporation as a whole for the Performance Period.

(b) At the effective date of the Plan, for MIL Participants two pre-defined long-range financial goals have been selected relating to the Money Transfer Line of Business. The first goal for MIL Participants emphasizes growth in Money Transfer Operating or Pre-Tax Income for the Money Transfer Line of Business for the Performance Period. The second goal for MIL Participants emphasizes growth in Gross Profit for the Money Transfer Line of Business for the Performance Period.

(c) The Committee may, however, in its discretion, select different long-range financial goals for Corporate Participants or MIL Participants at any time and from time to time in connection with the grant of any Awards under the Plan; provided, however, that any such goal must be permitted under the terms of the 2004 Omnibus Plan if the Award is granted prior to the effective date of the 2005 Omnibus Plan or the terms of the 2005 Omnibus Plan if the Award is granted on or after the effective date of the 2005 Omnibus Plan.

Section 5. Performance Period. At the effective date of the Plan, the Performance Period is a period of either two or three successive fiscal years of the Corporation, depending on the Award. The Committee may, however, in its discretion, select different Performance Periods of not less than two years and not more than five years, at any time and from time to time in connection with the grant of any Awards under the Plan.

Section 6. Determination of Targets.

(a) Targets for Corporate Participants.

(i) Average Growth in Earnings Per Share from Continuing Operations. Earnings Per Share from Continuing Operations will be calculated on a diluted basis, the numerator of which is earnings from continuing operations and the denominator of which is diluted shares calculated in accordance with accounting principles generally accepted in the United States.

An appropriate average growth in Earnings Per Share from Continuing Operations target for the Corporation for the Performance Period will be established by the Committee after considering historical income per share from continuing operations, financial plan income per share from continuing operations for the Performance Period, overall corporate objectives and, if appropriate, other circumstances. An appropriate range of values above and below such target will then be selected to measure achievement above or below the target.

(ii) Average Growth in Operating or Pre-Tax Income. An appropriate average growth in Operating or Pre-Tax Income target for the Corporation for the Performance Period will be established by the Committee with a focus on enhancing profitable top-line growth. An appropriate range of values above and below such target will then be selected to measure achievement above or below the target.

(b) Targets for MIL Participants.

(i) Average Growth in Money Transfer Operating or Pre-Tax Income. An appropriate average growth in Money Transfer Operating or Pre-Tax Income target for the Money Transfer Line of Business for the Performance Period may be recommended by the Chief Executive Officer of the Corporation to the Committee for approval, taking into account overall objectives, historical income and financial plan income (on the same basis as determined below) for the Money Transfer Line of Business and, if appropriate, other circumstances.

“Money Transfer Operating or Pre-Tax Income” shall mean operating income for the Money Transfer Line of Business before minority interest, interest expense and taxes, after deduction of corporate overhead, or pre-tax income after minority interest, in each case adjusted to appropriately exclude the effects of gains and losses from the sale or other disposition of capital assets other than vehicles. Any significant unusual or non-recurring items will be excluded for purposes of determining actual or target Money Transfer Operating or Pre-Tax Income.

(ii) Average Growth in Gross Profit. An appropriate average growth in Gross Profit target for the Money Transfer Line of Business for the Performance Period will be established by the Committee with a focus on enhancing profitable top-line growth for the Money Transfer Line of Business. An appropriate range of values above and below such target will then be selected to measure achievement above or below the target.

(c) Establishing Targets. The appropriate weighting of goals, targets, range of values above and below such targets and the Performance Period to be used as a basis for the measurement of performance for Awards under the Plan will be determined by the Committee no later than 90 days after the beginning of each new Performance Period during the life of the Plan, after giving consideration to the recommendations of the Chief Executive Officer of the Corporation. Performance Units will be earned based upon the degree of achievement of pre-defined targets over the Performance Period. Earned Performance Units may range, based on achievement of pre-defined targets over the Performance Period, between values from 0% to 200% of the Performance Units.

(d) Calculation of Performance Relative to Targets. Earnings Per Share from Continuing Operations, Operating or Pre-Tax Income, Money Transfer Operating or Pre-Tax Income and Gross Profit for the Money Transfer Line of Business are determined before unusual or extraordinary items, effects of changes in accounting principles or a change in federal statutory income tax rates (and not a change in the effective tax rate applicable to the Corporation) after the target has been set. Reclassification of a major business unit to discontinued operations status after targets have been set would also require adjustment because of the effect on continuing operations results. While gains on disposition of a business would normally not be included in determining Earnings Per Share from Continuing Operations, in the event of a sale of a subsidiary or major business unit, a portion of gain would be included equal to the difference between the sold unit’s planned net income for the Performance Period and actual results to date of sale plus calculated interest savings on proceeds for the balance of the Performance Period, so that actual results are not penalized for selling a business.

Incentives to be paid to Participants under this Plan must be deducted from the Corporation’s Earnings during the Performance Period (generally in the final year of the Performance Period, when the amounts to be paid can be reasonably estimated). Goals must be achieved after deducting from actual results all incentive compensation applicable to such Performance Periods, including those incentives earned under the Plan.

Section 7. Range of Performance Awards. The range of values for Earnings Per Share from Continuing Operations performance, Operating or Pre-Tax Income performance, Money Transfer Operating or Pre-Tax Income, Gross Profit for the Money Transfer Line of Business performance or other performance measures relating to any Award will be recommended by the Chief Executive Officer of the Corporation for approval by the Committee. Performance Units will be earned based upon the degree of achievement of each of the pre-defined targets over the Performance Period.

Section 8. Participant Eligibility. Personnel will be eligible for participation as recommended by the Chief Executive Officer of the Corporation to the Committee, limited only to those key employees who contribute in a substantial measure to the successful performance of the Corporation or its Affiliates. The Chief Executive Officer will recommend for approval by the Committee the Affiliates, if any, that should be included in the Plan.

Section 9. Award Determination. The formula for calculating the number of Performance Units and the actual number of Performance Units to be awarded to any Participant will be determined by the Committee annually, upon recommendation by the Chief Executive Officer of the Corporation, no later than 90 days after the beginning of each new Performance Period. After such 90-day period, the Committee may, in its discretion, decrease the number of Performance Units awarded to any Participant. The Committee may not, however, increase the number of Performance Units awarded to any Participant after such 90-day period. The number of Performance Units awarded to any Participant under the Plan will be subject to the applicable limits set forth in the 2005 Omnibus Plan.

Section 10. Repayment Provisions.

(a) Non-Compete. Unless a Change of Control shall have occurred after the date hereof:

(i) In order to better protect the goodwill of the Corporation and its Affiliates and to prevent the disclosure of the Corporation’s or its Affiliates’ trade secrets and confidential information and thereby help ensure the long-term success of their respective businesses, each Participant in the Plan, without prior written consent of the Corporation, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, agent, consultant, owner of more than five percent of any enterprise or otherwise, for a period of two years following the date of such Participant’s termination of employment with the Corporation or any of its Affiliates, in connection with the manufacture, development, advertising, promotion, design, or sale of any service or product which is the same as or similar to or competitive with any services or products of the Corporation or its Affiliates (including both existing services or products as well as services or products known to such Participant, as a consequence of such Participant’s employment with the Corporation or one of its Affiliates, to be in development):

(A) with respect to which such Participant’s work has been directly concerned at any time during the two years preceding termination of employment with the Corporation or one of its Affiliates, or

(B) with respect to which during that period of time such Participant, as a consequence of Participant’s job performance and duties, acquired knowledge of trade secrets or other confidential information of the Corporation or its Affiliates.

(ii) For purposes of the provisions of Section 10(a), it shall be conclusively presumed that a Participant in the Plan has knowledge of information he or she was directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

(iii) If, at any time within two years following the date of a Participant’s termination of employment with the Corporation or any of its Affiliates, such Participant engages in any conduct agreed to be avoided in accordance with Section 10(a), then all Awards paid under the Plan to such Participant during the last 12 months of employment shall be returned or otherwise repaid by such Participant to the Corporation. Participants in the Plan consent to the deduction from any amounts the Corporation or any of its Affiliates owes to such Participants to the extent of the amounts such Participants owe the Corporation hereunder.

(b) Misconduct. Unless a Change of Control shall have occurred after the date hereof, all Awards paid under the Plan to any Participant shall be returned or otherwise repaid by such Participant to the Corporation if the Corporation reasonably determines that during a Participant’s employment with the Corporation or any of its Affiliates:

(i) such Participant knowingly participated in misconduct that causes a misstatement of the financial statements of the Corporation or any of its Affiliates or misconduct which represents a material violation of any code of ethics of the Corporation applicable to such Participant or of the compliance program or similar program of the Corporation; or

(ii) such Participant was aware of and failed to report, as required by any code of ethics of the Corporation applicable to such Participant or by the Always Honest compliance program or similar program of the Corporation, misconduct that causes a misstatement of the financial statements of the Corporation or any of its Affiliates or misconduct which represents a material violation of any code of ethics of the Corporation applicable to such Participant or of the Always Honest compliance program or similar program of the Corporation.

Participants in the Plan consent to the deduction from any amounts the Corporation or any of its Affiliates owes to such Participants to the extent of the amounts such Participants owe the Corporation hereunder.

(c) Acts Contrary to the Corporation. Unless a Change of Control shall have occurred after the date hereof, if the Corporation reasonably determines that at any time within two years after the grant of any Awards under the Plan to a Participant that such Participant has acted significantly contrary to the best interests of the Corporation, including, but not limited to, any direct or indirect intentional disparagement of the Corporation, then any Awards paid under the Plan to such Participant during the prior two-year period shall be returned or otherwise repaid by the Participant to the Corporation. Participants in the Plan consent to the deduction from any amounts the Corporation or any of its Affiliates owes to such Participants to the extent of the amounts such Participants owe the Corporation hereunder.

(d) Reasonable Determination. The Corporation’s reasonable determination required under Sections 10(b) and (c) shall be made by the Committee, in the case of executive officers (as defined in Section 16(b) of the Exchange Act) of the Corporation, and by the President and Chief Executive Officer and General Counsel of the Corporation, in the case of all other personnel.

Section 11. Adjustments. Any recapitalization, reclassification, stock split, stock dividend, sale of assets, combination or merger not otherwise provided for herein which affects the outstanding shares of Common Stock of the Corporation or any other change in the capitalization of the Corporation affecting the Common Stock shall be appropriately adjusted for by the Committee, and any such adjustments shall be final, conclusive and binding.

Section 12. Payment of Awards.

(a) The Committee will determine whether and to what extent any Award becomes payable under the Plan. Any Award determined to be payable by the Committee shall be subject to the following calculation: each Performance Unit payable shall be multiplied by the average of the high and low sales prices of the Corporation’s Common Stock on the New York Stock Exchange as reported on the consolidated transaction reporting system during the ten trading day period beginning on the day following public announcement of the Corporation’s year-end financial results following the Performance Period. Payment of the Award will be made following Committee approval within 75 days following the close of the Performance Period. The Committee shall certify in writing that the performance goals have been met prior to payment of the Award to the extent required by Section 162(m). For those Executive Officers affected by Section 162(m) of the Code, Awards will be subject to discretionary downward adjustment by the Committee. Amounts payable under any Award will be subject to the limits set forth in the 2004 Omnibus Plan if the Award was granted prior to the effective date of the 2005 Omnibus Plan or the limits set forth in the 2005 Omnibus Plan if the Award was granted on or after the effective date of the 2005 Omnibus Plan.

(b) Awards granted under this Plan shall be payable during the lifetime of the Participant to whom such Award was granted only to such Participant; and, except as provided in (d) and (e) of this Section 12, no such Award will be payable unless at the time of payment such Participant is an employee of and has continuously since the grant thereof been an employee of the Corporation or an Affiliate. Neither absence nor leave, if approved by the Corporation, nor any transfer of employment between Affiliates or between an Affiliate and the Corporation shall be considered an interruption or termination of employment for purposes of this Plan.

(c) If authorized by the Committee, payment of all or a portion of any earned Award may be deferred pursuant to a deferred compensation plan of the Corporation then in effect; provided that the election to defer payment of any earned Award must be made at least six months prior to the expiration of the applicable Performance Period or as otherwise required by Section 409A of the Code.

(d) Unless otherwise determined by the Committee, if a Participant to whom an Award was granted shall cease to be employed by the Corporation or its Affiliate for any reason (other than death, Disability, or Retirement) prior to the completion of any applicable Performance Period, such Award will be withdrawn upon the date of termination of employment and subsequent payment in any form at any time will not be made.

(e) If a Participant to whom an Award was granted shall cease to be employed by the Corporation of its Affiliates due to Retirement, or in the event of the death or Disability of the Participant during the Performance Period stipulated in the Award, such Award shall be prorated for the period of time from the date of grant to the date of Retirement, or termination of employment due to death or Disability. Payment of such an Award shall be determined at the same time and in the same manner (expect for applicable proration) as described in Section 12(a). A deceased Participant’s Award shall be payable to the beneficiary or beneficiaries designated by the Participant on forms furnished and filed with the Corporation. In the absence of a designation or if such designation fails, such benefit shall be payable in accordance with the rules for beneficiaries under the MoneyGram International, Inc. 401(k) Plan.

(f) There shall be deducted from all payments of Awards any taxes required to be withheld by any federal, state, local or foreign government and paid over to any such government in respect to any such payment.

Section 13. Effect of Change of Control. Notwithstanding anything to the contrary in the Plan, in the event of a Change of Control each Award shall be paid as if each of the pre-defined targets for such Award was achieved at the 100% level, with such payment prorated for the period of time from the date of grant of such Award to the date of the Change of Control.

Section 14. Relationship to Omnibus Plans. Awards made under the Plan prior to the effective date of the 2005 Omnibus Plan will be subject to and governed by the 2004 Omnibus Plan. Awards made under the Plan on or after the effective date of the 2005 Omnibus Plan will be subject to and governed by the 2005 Omnibus Plan.

Section 15. General Provisions. The Committee shall have full and complete authority and discretion to grant Awards and to provide the terms and conditions (which need not be identical among Participants) thereof, subject to the limitations set forth in the Plan, the 2004 Omnibus Plan if the Award is granted prior to the effective date of the 2005 Omnibus Plan and the 2005 Omnibus Plan if the Award is granted on or after the effective date of the 2005 Omnibus Plan. No Participant or any person claiming under or through such person shall have any right or interest, whether vested or otherwise, in the Plan or in any Award, contingent or otherwise, unless and until the terms, conditions, and provisions of the Plan and its approved administrative requirements that affect such Participant or such other person shall have been complied with. Nothing contained in the Plan or its administrative requirements shall (i) require the Corporation to segregate cash or other property on behalf of any Participant or (ii) affect the rights and power of the Corporation or its Affiliates to dismiss and/or discharge any Participant at any time.

Section 16. Assignments and Transfers. No Award to any Participant under the provisions of the Plan may be assigned, transferred, or otherwise encumbered except, in the event of death of a Participant, by will or the laws of descent and distribution.

Section 17. Amendment or Termination. The Board may amend, suspend, or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, suspension, or termination shall invalidate the Awards already made to any Participant pursuant to the Plan without such Participant’s consent.

Section 18. Effective Date. The Plan was approved by the Board of Directors of the Corporation on February 17, 2005, to be effective January 1, 2005.